SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) August 18, 2001
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                               NUWAY ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


   DELAWARE                       33-43423                       65-0159115
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 (State or other                (Commission                   (I.R.S. Employer
  jurisdiction of               File Number)                 Identification No.)
                                formation)


                  200 N.E. 164TH STREET, NORTH MIAMI, FL 33162
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (305) 945-9300
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                          LATIN AMERICAN CASINOS, INC.
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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

           On September 18, 2001 the Registrant announced that through its two newly formed subsidiaries, it has purchased a 20% working interest in Westlinks Resources, Ltd.'s Altares gas project in Northeast British Columbia.

           On September 20, the Registrant announced that its Board of Directors has authorized a "Stock Buy Back" program for up to 400,000 shares of the Company's Common Stock depending on market and business conditions.

           The information contained in the press release is incorporated herein by reference and filed as Exhibits 99.1 and 99.2 hereto.

                                  Exhibit Index
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Exhibit No.
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   99.1           Press release dated September 18, 2001
   99.2           Press release dated September 20, 2001



Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                                     NuWay Energy, Inc.
                                                     (Registrant)

      9/25/01                                        /s/ JEFFREY FELDER
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       Date                                          Jeffrey Felder, President

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